Exhibit 10.1

EXECUTION VERSION
AMENDMENT NO. 14 TO CREDIT AGREEMENT

AMENDMENT NO. 14 TO CREDIT AGREEMENT, dated as of May 2, 2018 (“Amendment No. 14”), by and among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK SECURITIES INC., CAPITAL ONE, N.A., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and RBC CAPITAL MARKETS1, as joint lead arrangers (in such capacity, collectively, the “Amendment No. 14 Lead Arrangers”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and each Required Lender. Unless otherwise indicated, all capitalized terms used herein but not otherwise defined herein shall have the same meanings as specified in the Credit Agreement (as defined below (as amended by this Amendment No. 14)).

WITNESSETH:
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each Lender from time to time party thereto have entered into an Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated the Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Administrative Agent and the lenders from time to time party thereto (as amended, amended and restated, supplemented and/or otherwise modified through, but not including, the date hereof, including pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6, dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, Amendment No. 10, dated as of March 31, 2016, Amendment No. 11, dated as of May 31, 2016, Amendment No. 12, dated as of January 31, 2017 and Amendment No. 13, dated as of August 9, 2017, collectively, the “Credit Agreement”);
WHEREAS, pursuant to and in accordance with Section 10.01 of the Credit Agreement, the Borrower desires to amend the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 is hereby amended by inserting the following defined terms, in the appropriate alphabetical order:
“Amendment No. 14” shall mean the Amendment No. 14 to Credit Agreement, dated as of May 2, 2018, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto.
“Amendment No. 14 Effective Date” has the meaning assigned to such term in the Amendment No. 14.
“Callcredit Acquisition” means that certain acquisition of Equity Interests pursuant to the Share Purchase Agreement, dated as of April 20, 2018, by and among Crown Acquisition Topco Limited, a private limited company incorporated and registered in England and Wales, Crown Holdco S.à r.l., a

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

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private limited company (société à responsabilité limitée) organised under the laws of the Grand Duchy of Luxembourg, the Persons set forth on the Schedule of EBT Beneficiary Sellers attached thereto, the Persons set forth on the Schedule of Individual Sellers attached thereto, Estera Trust (Jersey) Limited in its capacity as the trustee of the Callcredit Employee Benefit Trust, a trust organized under the laws of Jersey, Channel Islands, each other Person, if any, who becomes party thereto by executing and delivering a joinder thereto pursuant to Section 7.17 thereof, Vail Holdings UK Ltd, a private limited company incorporated and registered in England and Wales, as the purchaser, and TransUnion, a Delaware corporation, solely for purposes of Section 11.21 thereof.
“LCT Election” has the meaning set forth in Section 1.13.
“LCT Test Date” has the meaning set forth in Section 1.13.
“Limited Condition Transaction” means (i) any Permitted Acquisition or Investment by the Borrower or one or more of its Restricted Subsidiaries whose consummation is not conditioned upon the availability of, or on obtaining, third party financing or any asset sale, (ii) any repayment, repurchase or refinancing of Indebtedness with respect to which an irrevocable notice of repayment (or similar irrevocable notice) is required to be delivered or (iii) any dividends or distributions on, or redemptions of equity interests permitted to be issued pursuant to this Agreement requiring irrevocable notice in advance thereof. For the avoidance of doubt, “Limited Condition Transaction” shall include the Callcredit Acquisition for which the LCT Test Date occurred prior to the Amendment No. 14 Effective Date.
“Subsequent Transaction” has the meaning set forth in Section 1.13.
(b) Section 1.01 is hereby further amended by inserting the text “and Section 1.13” immediately after the text “Section 1.09” in clause (k) of the definition of “Consolidated Net Income”.
(c) Section 1.01 is hereby further amended by deleting the following defined terms: “Permitted Acquisition Provisions”.
(d) Article I is hereby further amended by inserting the following new Section 1.13 as follows:
“Section 1.13        Limited Condition Transactions. Notwithstanding anything to the contrary herein, in connection with any action being taken solely in connection with a Limited Condition Transaction, for purposes of:
(a) determining compliance with any provision of this Agreement which requires the calculation of any financial ratio or test, including the Senior Secured Net Leverage Ratio, Total Net Leverage Ratio and Fixed Charge Coverage Ratio (and, for the avoidance of doubt, the financial ratios set forth in Sections 2.14, 7.02(x) and 7.03(g)); or

(b) testing availability under baskets set forth in this Agreement;

in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (or, in respect of any transaction described in clauses (ii) or (iii) of the definition of a Limited Condition Transaction, the date of delivery of irrevocable notice, declaration of dividend or similar event (and not at the time of consummation of such Limited Condition Transaction)) (the “LCT Test Date”), and if, after giving effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) on a Pro Forma Basis as if they had occurred at the beginning of the most recent Test Period for which financial statements were (or were required to be) delivered pursuant to Section 6.01(a) or (b) ending prior to the LCT Test Date (for income statement purposes) or at the end of such most recent Test Period (for balance sheet purposes), the Borrower would

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have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket, such ratio, test or basket shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in Consolidated EBITDA or Adjusted Total Assets of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets, tests or ratios will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test or basket availability with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any permitted Investment, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness, or the designation of an Unrestricted Subsidiary (a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or irrevocable notice, declaration of dividend or similar event for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated; provided, that with respect to any such Subsequent Transaction that is a Restricted Payment, any such ratio or basket shall also be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated. It is understood and agreed that the Borrower shall be deemed to have made an LCT Election in respect of the Callcredit Acquisition, and the LCT Test Date applicable thereto shall be April 20, 2018.”

(c)    Section 2.14 of the Credit Agreement is hereby amended as follows:
(i)    Section 2.14(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:
“The Borrower may at any time or from time to time after the Amendment No. 7 Effective Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (a) one or more additional tranches or additions to an existing tranche of term A loans (the “Incremental Term A-2 Loans”), (b) one or more additional tranches or additions to an existing tranche of term B loans (the “Incremental Term B-3 Loans”, and together with the Incremental Term A-2 Loans, the “Incremental Term Loans”) or (c) one or more increases in the amount of the Revolving Credit Commitments on the same terms as the Revolving Credit Commitments created pursuant to Amendment No. 13 (a “Revolving Commitment Increase”), provided that (i) no Event of Default shall exist immediately prior to or after giving effect to the incurrence of Incremental Term Loans or Revolving Commitment Increase (except in connection with any Permitted Acquisition or Investment, where (x) no Event of Default shall exist at the time elected by the Borrower pursuant to the LCT Election and no Event of Default pursuant to Section 8.01(a), (f) or (g) shall exist at the time of incurrence of the Incremental Term Loans or Revolving Commitments) and (ii) at the time of incurrence of any Incremental Term Loans or Revolving Commitment Increase, the Borrower shall be in compliance with the covenant set forth in Section 7.11 determined on a Pro Forma Basis as of the date of the most recently ended Test Period, as if such Incremental Term Loans or any borrowings under any such Revolving Commitment Increases, as applicable, had been outstanding on the last day of such fiscal quarter of the Borrower for testing compliance therewith (except in connection with any acquisition or other Investment, where such compliance shall be tested at the time elected by the Borrower pursuant to the LCT Election).
(ii)    Section 2.14(c) is hereby amended and restated in its entirety as follows:

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“Notwithstanding anything to the contrary in this Agreement, the Lenders committing to provide Incremental Term Loans the proceeds of which are, substantially concurrently with the receipt thereof, to be used by the Borrower to finance in whole or in part a Permitted Acquisition or other Investment may agree to waive or modify the conditions to such borrowing of Incremental Term Loans set forth in Section 4.01”.
(d)    Section 4.01 of the Credit Agreement is hereby amended by amending and restating the last paragraph thereof in its entirety as follows:
“Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of LIBOR Loans) submitted by the Borrower after the Closing Date shall be deemed to be a representation and warranty that the conditions specified in Sections 4.01(i) and (ii) have been satisfied on and as of the date of the applicable Credit Extension. Notwithstanding the foregoing, to the extent that the proceeds of any Incremental Term Loans are to be used to finance a Permitted Acquisition or Investment permitted hereunder, the only conditions precedent to the funding of such Incremental Term Loans shall be the conditions precedent in the related Incremental Amendment”.
(e)    Section 7.02(g) is hereby amended and restated in its entirety as follows:
“any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’ qualifying shares or any options for Equity Interests that cannot, as a matter of law, be cancelled, redeemed or otherwise extinguished without the express agreement of the holder thereof at or prior to acquisition) in, a Person or division or line of business of a Person (or any subsequent investment made in a Person, division or line of business previously acquired in a Permitted Acquisition), in a single transaction or series of related transactions, if immediately after giving effect thereto: (i) no Event of Default shall exist at the time elected by the Borrower pursuant to the LCT Election and no Event of Default pursuant to Section 8.01(a), (f) or (g) shall exist at the time of the consummation of such Permitted Acquisition; (ii) [reserved], (iii) at the time elected by the Borrower pursuant to the LCT Election, Holdings and the Restricted Subsidiaries shall be in Pro Forma Compliance with the covenant set forth in Section 7.11 after giving effect to such acquisition or investment and any related transactions; (iv) any acquired or newly formed Restricted Subsidiary shall not be liable for any Indebtedness except for Indebtedness otherwise permitted by Section 7.03; (v) to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and (B) any such newly created or acquired Subsidiary (other than an Excluded Subsidiary or an Unrestricted Subsidiary (it being understood that the acquisition of an Unrestricted Subsidiary as part of a Permitted Acquisition shall be deemed to be an Investment made in reliance on a provision of this Section 7.02 other than this clause (i)) shall become Guarantors, in each case, in accordance with Section 6.11; and (vi) the aggregate amount of such Investments by Loan Parties in assets that are not (or do not become) owned by a Domestic Subsidiary or in Equity Interests in Persons that constitute Foreign Subsidiaries upon consummation of such acquisition shall not exceed (1) the greater of (x) Consolidated EBITDA for the Test Period then most recently ended for which financial statements have been delivered pursuant to Section 6.01(a) or (b) and (y) $300,000,000 (the “Restricted Subsidiary Investment Basket Amount”); provided that the application of any portion of the Restricted Subsidiary Investment Basket Amount pursuant to this Section 7.02(g)(vi) will result in a corresponding dollar-for-dollar reduction in the Restricted Subsidiary Investment Basket Amount available pursuant to Section 7.02(c)(iii)(y) plus (2) up to the full amount of the Joint Venture Basket Amount not otherwise utilized as permitted pursuant to Section 7.02(r)(i); provided that the application of any portion of the Joint Venture Basket Amount pursuant to this Section 7.02(g)(vi) will result in a corresponding dollar-for-dollar reduction in the Joint Venture Basket Amount available pursuant to Section 7.02(r)(i) (any such acquisition, a “Permitted Acquisition”).’
(f)    Section 7.02(l)(A) is hereby amended by inserting the text “pursuant to Sections 8.01(a), (f) and (g)” immediately following the text of “if an Event of Default".

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(g)    Section 7.02(x) is hereby amended and restated in its entirety as follows:
“other Investments up to an unlimited aggregate amount outstanding pursuant to this clause (x) (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) (net of any return in respect thereof, including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts); provided that, both immediately prior and after giving effect thereto, (1) no Event of Default pursuant to Sections 8.01(a), (f) or (g) shall exist or result therefrom, and (2) the Total Net Leverage Ratio (determined at the time elected by the Borrower pursuant to the LCT Election) on a Pro Forma Basis after giving effect to such Investment as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, shall be no greater than 5.75 to 1.00; provided, however, that notwithstanding the foregoing, if the Total Net Leverage Ratio (determined at the time elected by the Borrower pursuant to the LCT Election) on a Pro Forma Basis after giving effect to such Investment as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, shall be greater than 5.75 to 1.00 and equal to or less than 6.25 to 1.00, such other Investments shall be permitted under this clause (x) so long as the aggregate amount of such Investments does not exceed the greater of (A) Consolidated EBITDA for the Test Period then most recently ended for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, and (B) $400,000,000; and”
(h)    Section 7.03(g) is hereby amended by amending and restating clause (x) of the proviso thereto in its entirety as follows: “in the case of clauses (A) and (B), no Event of Default pursuant to Section 8.01(a), (f) or (g) shall exist both immediately prior and after giving effect thereto and no Event of Default shall exist at the time elected by the Borrower pursuant to the LCT Election”.
SECTION 2.    Conditions to Effectiveness of Amendment No. 14. Section 1 hereof shall become effective immediately on the date (the “Amendment No. 14 Effective Date”) upon the satisfaction (or waiver) of the following conditions:
(a)    the Administrative Agent (or its counsel) shall have received from the Required Lenders and the Loan Parties, a counterpart of this Amendment No. 14 (whether the same or different counterparts) executed on behalf of each such Person (which may be transmitted by facsimile or electronic transmission);
(b)    the Borrower shall have paid, by wire transfer of immediately available funds, all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 14 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 14 and required to be paid in connection with this Amendment No. 14 pursuant to Section 10.04 of the Credit Agreement and any fee letter between the Borrower and any Amendment No. 14 Lead Arranger, in its capacity as such in respect of Amendment No. 14;
(c)    the Borrower shall have paid to the Administrative Agent for the account of each Lender party hereto, by wire transfer in immediately available funds, a consent fee in the amount of 0.10% of each Lender’s pro rata share of the Revolving Credit Commitments, Term A-2 Loans and Term B-3 Loans, respectively on the Amendment No. 14 Effective Date; and
(d)    the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (i) no Default or Event of Default exists as of the Amendment No. 14 Effective Date and (ii) each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 14 is true and correct in all material respects on and as of the date hereof; provided that, (x) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (y) any representation or warranty that is qualified

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as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of any such date.
SECTION 3.    Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent as follows as of the date hereof:
(a)     The execution, delivery of this Amendment No. 14 and performance of this Amendment No. 14 and the Credit Agreement (as modified hereby) are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. None of the execution, delivery or performance by each Loan Party of this Amendment No. 14 or the Credit Agreement (as modified hereby) will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)     This Amendment No. 14 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c)     Upon the effectiveness of this Amendment No. 14 and both before and immediately after giving effect to this Amendment No. 14, no Default or Event of Default exists.

(d)     Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 14 is true and correct in all material respects on and as of the date hereof; provided that, (x) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (y) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of any such date.
SECTION 4.     Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)     On and after the Amendment No. 14 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 14.
(b)     The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 14, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 14.
(c)     The execution, delivery and effectiveness of this Amendment No. 14 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 14, this Amendment No. 14 shall for all purposes constitute a Loan Document.

SECTION 5. Execution in Counterparts. This Amendment No. 14 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 14 shall be effective as delivery of an original executed counterpart of this Amendment No. 14.

SECTION 6. Governing Law. This Amendment No. 14 shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 7. Successors and Assigns. This Amendment No. 14 shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 14 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANSUNION INTERMEDIATE HOLDINGS, INC.

By:______________________________

Name:

Title:

TRANSUNION INTERACTIVE, INC.

By:______________________________

Name:

Title:

TRANSUNION RENTAL SCREENING SOLUTIONS, INC.

By:______________________________

Name:

Title:

VISIONARY SYSTEMS, INC.

By:______________________________

Name:

Title:

TRANSUNION TELEDATA LLC

By:______________________________

Name:

Title:

[Transunion Amendment No. 14 – Signature Page]

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DIVERSIFIED DATA DEVELOPMENT CORPORATION

By:______________________________

Name:

Title:

TRANSUNION FINANCING CORPORATION

By:______________________________

Name:

Title:

TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.

By:______________________________

Name:

Title:

TRANSUNION HEALTHCARE, INC.

By:______________________________

Name:

Title:

eBUREAU, LLC

By:______________________________

Name:

Title:

FACTORTRUST, INC.

By:______________________________

Name:

[Transunion Amendment No. 14 – Signature Page]

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Title:

[Transunion Amendment No. 14 – Signature Page]

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DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Swing Line Lender, L/C Issuer and Lender

By:______________________________

Name:

Title:

By:______________________________

Name:

Title:

[Transunion Amendment No. 14 – Signature Page]

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